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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 14, 2005

VisualMED Clinical Solutions Corp.
(formerly Ancona Mining Corp.)
(Exact name of registrant as specified in its charter)

NEVADA	000-33191	88-0436055
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1035 Laurier Street West
Montreal, Quebec H2V 2L1
(Address of principal executive offices and Zip Code)

(514) 274-1115
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

The Company is announcing the appointments of three new members to serve on its Board of Advisors.

Mr. Christian Chagnon new member of the Board of Advisors, Dr. Jean Rouleau new member of the Board of Advisors and Mr. Andre Nadeau will chair the committee.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 14th day of June, 2005.

VISUALMED CLINICAL SOLUTIONS CORP.

BY:	/s/ Barry Scharf
Barry Scharf
VP Operations